UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 19, 2023

RenaissanceRe Holdings Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	001-14428	98-0141974
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Renaissance House, 12 Crow Lane, Pembroke, Bermuda HM 19 (Address of Principal Executive Offices) (Zip Code)

(441) 295-4513

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report).

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Shares, Par Value $1.00 per share	RNR	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a Series F 5.750% Preference Share, Par Value $1.00 per share	RNR PRF	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a Series G 4.20% Preference Share, Par Value $1.00 per share	RNR PRG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 19, 2023, RenaissanceRe Holdings Ltd. (“RenaissanceRe” or the “Company”) announced that Robin Lang will assume the role of Group Chief Risk Officer of the Company on a permanent basis on September 1, 2023, as further discussed below. In connection with this transition, Ian Branagan will be stepping down as Group Chief Risk Officer and Executive Vice President for personal reasons after a period of compassionate leave, effective September 1, 2023. Mr. Branagan’s separation from the Company is not as a result of any disagreement with the Company, its management, the Board of Directors, or any committees thereof on any matter related to the Company’s operations, policies, internal controls, or financial practices, reporting or performance, or any other matter. In connection with his termination, Mr. Branagan is expected to enter into a separation agreement with the Company under which he will receive certain benefits in accordance with the terms of his employment agreement, which is described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 23, 2023 and a form of which is filed as Exhibit 10.2 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2022. Effective September 1, 2023, Mr. Branagan is expected to serve as a senior advisor to the Company.

Item 7.01 Regulation FD Disclosure.

On July 19, 2023, RenaissanceRe issued a press release announcing that Mr. Lang will assume the role of Group Chief Risk Officer of the Company on a permanent basis and discussing Mr. Branagan’s separation from the Company, as described above. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in this Item 7.01 and Exhibit 99.1 to this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any filings made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release issued by RenaissanceRe Holdings Ltd. on July 19, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENAISSANCERE HOLDINGS LTD.

Date:	By:	/s/ Shannon Lowry Bender
July 20, 2023		Shannon Lowry Bender
Executive Vice President, Group General Counsel and Corporate Secretary